SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

NEOSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27718	13-3549286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Witmer Road, Horsham, Pennsylvania 19044

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 315-9000

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On April 29, 2003, Neose Technologies, Inc. (the “Company”) announced financial results for the quarter ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOSE TECHNOLOGIES, INC.

By:	/s/ C. BOYD CLARKE
C. Boyd Clarke
President and Chief Executive Officer

Dated: April 29, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on April 29, 2003 by Neose Technologies, Inc.